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Exhibit 32

Certification Pursuant to
18 U.S.C. Section 1350

        In connection with the Annual Report of AECOM (the "Company") on Form 10-K for the fiscal year ended September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Michael S. Burke, Chief Executive Officer of the Company, and W. Troy Rudd, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

  1.
  The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHAEL S. BURKE Michael S. Burke Chairman and Chief Executive Officer November 15, 2016
/s/ W. TROY RUDD W. Troy Rudd Executive Vice President and Chief Financial Officer November 15, 2016

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  Exhibit 32
Certification Pursuant to 18 U.S.C. Section 1350